                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   OCTOBER 22, 2004
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                      Nutrition Management Services Company
             (Exact name of registrant as specified in its charter)

PENNSYLVANIA                       0-19824                       23-2095332
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                 File Number)             Identification No.)

725 KIMBERTON ROAD,                KIMBERTON,               PENNSYLVANIA 19442)
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (610) 935-2050
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     / / Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On September 29, 2004, Nutriton Management Services Company (the "Company")
filed a Notification  of Late Filing on Form 12b-25  disclosing its inability to file  timely its Annual  Report on Form 10-K for the period  ended June 30, 2004 without  unreasonable  effort or expense.  Pursuant to that filing, the deadline for the Company to file its Annual Report was extended to October 14, 2004.

     As the  Company  still  requires  additional  time to  complete  the Annual
Report,  it was unable to file the Annual Report  before the filing  deadline on
October 14, 2004. The Company is working diligently to file the Annual Report as soon as possible.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    NUTRITION MANAGEMENT SERVICES COMPANY

Dated: October 22, 2004             By:  /s/ Joseph Roberts
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                                         Joseph Roberts
                                         Chairman of the Board and
                                         Chief Executive Officer